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                                                                    EXHIBIT 23.1

                             ACCOUNTANT'S CONSENT

Board of Directors
ViroPharma Incorporated:


We consent to the use of our report incorporated herein by reference to our firm under the heading "Experts" in the prospectus.



                                                  /s/ KPMG LLP

Princeton, New Jersey
June 28, 2001